                                                                                         EXHIBIT 4.10
EXECUTION VERSION

Dollar General Corporation

Successor by Merger to Buck Acquisition Corp.

10.625% Senior Notes due 2015
11.875%/12.625% Senior Subordinated Toggle Notes due 2017

unconditionally guaranteed as to the
payment of principal, premium,
if any, and interest by the
Guarantors

Exchange and Registration Rights Agreement

 July 6, 2007

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Citigroup Global Markets Inc.
390 Greenwich Street
New York, New York 10013

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Wachovia Capital Markets, LLC
One Wachovia Center 301
South College Street
Charlotte, North Carolina 28288-0737

Ladies and Gentlemen:

In connection with the merger (the “Merger”) of Buck Acquisition Corp. (“Buck”) with and into Dollar General Corporation (the “Company”), pursuant to an agreement and plan of merger dated March 11, 2007 (the “Merger Agreement”) by and among Buck Holdings, L.P., a Delaware limited partnership, Buck and the Company, Buck proposes to issue and sell to the Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein), an aggregate of $1,175.0 million principal amount of 10.625% Senior Notes due 2015 (the “Senior Notes”) and an aggregate of $725.0 million principal amount of 11.875% / 12.625%

Senior Subordinated Toggle Notes due 2017 (the “Senior Subordinated Notes”). Upon consummation of the Merger, the Company, by operation of law, will assume all of Buck’s obligations in connection with the Senior Notes and the Senior Subordinated Notes. The Senior Notes and the Senior Subordinated Notes are unconditionally guaranteed by the Guarantors (as defined below). References to the “Issuer” refer to (x) prior to the consummation of the Merger, Buck and (y) from and after the consummation of the Merger, the Company. As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, Buck, the Company and the Guarantors agree with the Purchasers for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

1.  Certain Definitions. For purposes of this Exchange and Registration Rights Agreement (this “Agreement”), the following terms shall have the following respective meanings:

“Affiliate Investor” means any of the several Investors (as defined in the Indentures) that owns any Securities or Exchange Securities to the extent that such person is included in a Market Making Shelf Registration in accordance with Section 2(c) hereof.

“Base Interest” shall mean the interest that would otherwise accrue on the Securities under the terms thereof and the Indentures, without giving effect to the provisions of this Agreement.

The term “broker-dealer” shall mean any broker or dealer registered with the Commission under the Exchange Act.

“Business Day” shall mean any day other than Saturday or Sunday that is not a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close.

“Closing Date” shall mean the date on which the Securities are initially issued.

“Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“EDGAR System” means the EDGAR filing system of the Commission and the rules and regulations pertaining thereto promulgated by the Commission in Regulation S-T under the Securities Act and the Exchange Act, in each case as the same may be amended or succeeded from time to time (and without regard to format).

“Effective Time,” in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Registration Statement effective or as of which the Exchange Registration Statement otherwise becomes effective, (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective and (iii) a Market Making Shelf Registration, shall mean the time and date as of which the Commission declares the Market Making Shelf Registration Statement effective or as of which the Market Making Shelf Registration Statement otherwise becomes effective.

“Electing Holder” shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Issuer in accordance with Section 3(d)(ii) or Section 3(d)(iii) and the instructions set forth in the Notice and Questionnaire.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and by reference shall include the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.

“Exchange Offer” shall have the meaning assigned thereto in Section 2(a).

“Exchange Registration” shall have the meaning assigned thereto in Section 3(c).

“Exchange Registration Statement” shall have the meaning assigned thereto in Section 2(a).

“Exchange Securities” shall have the meaning assigned thereto in Section 2(a).

“Guarantors” shall have the meaning assigned thereto in the Indentures.

The term “holder” shall mean each of the Purchasers and other persons who acquire Registrable Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Registrable Securities.

“Indentures” shall mean the Senior Indenture, dated as of the date hereof, between Buck, the Company, the Guarantors and Wells Fargo Bank, National Association as trustee, and the Senior Subordinated Indenture, dated as of the date hereof, between Buck, the Company, the Guarantors and Wells Fargo Bank, National Association, as trustee, as both may be amended from time to time.

“Issuer” shall have the meaning set forth in the introductory paragraph of this Agreement .

“Joinder Agreement” shall mean the Joinder Agreement, dated as of the date hereof, among the Company, the Guarantors the Purchasers, whereby the Company and the Guarantors agreed to, among other things, join and become a party to the Purchase Agreement.

“Market Making Conditions” shall have the meaning assigned thereto in Section 2(c).

“Market Making Shelf Registration” shall have the meaning assigned thereto in Section 2(c).

“Market Making Shelf Registration Statement” shall have the meaning assigned thereto in Section 2(c).

“Material Adverse Effect” shall have the meaning set forth in Section 5(c).

“Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

The term “person” shall mean a corporation, limited liability company, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

“Purchase Agreement” shall mean the Purchase Agreement, dated as of June 28, 2007 between Buck and the Purchasers relating to the Securities, to which the Company and the Guarantors became parties to upon execution of the Joinder Agreement.

“Purchasers” shall mean the Purchasers named in Schedule I to the Purchase Agreement.

“Registrable Securities” shall mean the Securities; provided, however, that a Security shall cease to be a Registrable Security upon the earliest to occur of the following: (i) in the circumstances contemplated by Section 2(a), the Security has been exchanged for an Exchange Security in an Exchange Offer as contemplated in Section 2(a) (provided that any Exchange Security that, pursuant to the last two sentences of Section 2(a), is included in a prospectus for use in connection with resales by broker-dealers shall be deemed to be a Registrable Security with respect to Sections 5, 6 and 9 until resale of such Registrable Security has been effected within the 90-day period referred to in Section 2(a)); (ii) in the circumstances contemplated by Section 2(b), a Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (iii) such Security is sold pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Issuer or pursuant to the Indentures; (iv) such Security is eligible to be sold pursuant to paragraph (k) of Rule 144; or (v) such Security shall cease to be outstanding.

“Registration Default” shall have the meaning assigned thereto in Section 2(d).

“Registration Default Period” shall have the meaning assigned thereto in Section 2(d).

“Registration Expenses” shall have the meaning assigned thereto in Section 4.

“Resale Period” shall have the meaning assigned thereto in Section 2(a).

“Restricted Holder” shall mean (i) a holder that is an affiliate of the Issuer within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder’s business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange Securities and (iv) a holder that is a broker-dealer, but only with respect to Exchange Securities received by such broker-dealer pursuant to an Exchange Offer in exchange for Registrable Securities acquired by the broker-dealer directly from the Issuer.

“Rule 144”, “Rule 405”, “Rule 415”, “Rule 424”, “Rule 430B” and “Rule 433” shall mean, in each case, such rule promulgated by the Commission under the Securities Act (or any successor provision), as the same may be amended or succeeded from time to time.

“Secondary Offer Registration Statement” shall mean (i) the Shelf Registration Statement required to be filed by the Issuer pursuant to Section 2(b) and/or (ii) the Market Making Shelf Registration Statement required to be filed by the Issuer pursuant to Section 2(c), in each case, as applicable, provided, however, that references in this Agreement to a

Secondary Offer Registration Statement shall not be deemed to include a Market Making Shelf Registration Statement at any time during which the Market-Making Conditions are not applicable. As used herein, references to a Secondary Offer Registration Statement in the singular shall, if applicable, be deemed to be in the plural.

“Securities” shall mean, collectively, the Senior Notes and the Senior Subordinated Notes to be issued and sold to the Purchasers, and securities issued in exchange therefor or in lieu thereof pursuant to the Indentures. Each Security is entitled to the benefit of the guarantees provided by the Guarantors in each of the Indentures (the “Guarantees”) and, unless the context otherwise requires, any reference herein to a “Security,” an “Exchange Security” or a “Registrable Security” shall include a reference to the related Guarantees.

“Securities Act” shall mean the Securities Act of 1933, as amended, and by reference shall include the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.

“Shelf Registration” shall have the meaning assigned thereto in Section 2(b).

“Shelf Registration Statement” shall have the meaning assigned thereto in Section 2(b).

“Special Interest” shall have the meaning assigned thereto in Section 2(d).

“Suspension Period” shall have the meaning assigned thereto in Section 2(b).

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and by reference shall include the rules and regulations promulgated by the Commission thereunder, as the same may be amended or succeeded from time to time.

“Trustee” shall mean Wells Fargo Bank, N.A., as trustee under the Indentures, together with any successors thereto in such capacity.

Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.

2.  Registration Under the Securities Act.

(a)   Except as set forth in Section 2(b) below, the Issuer agrees to file under the Securities Act, one or more registration statements relating to an offer to exchange (such registration statements, together, the “Exchange Registration Statement,” and such offer, the “Exchange Offer”) any and all of the Securities for a like aggregate principal amount of debt securities issued by the Issuer and guaranteed by the Guarantors, which debt securities and guarantees are substantially identical to the Securities and the related Guarantees, respectively (and are entitled to the benefits of a trust indenture which is substantially identical to the applicable Indenture or is the applicable Indenture and which has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Securities Act and do not contain provisions for Special Interest contemplated in Section 2(d) below (such new debt securities hereinafter called “Exchange Securities”). The Issuer agrees to use all commercially reasonable efforts to cause the Exchange Registration Statement to become effective under the Securities Act no later than 270 days after the Closing Date. The Exchange Offer will be registered under the Securities Act on the appropriate form and will comply with all applicable tender offer rules and regulations under the Exchange Act. Unless the Exchange Offer would not be permitted by applicable law or Commission policy, the Issuer further agrees to use all commercially reasonable efforts to (i) commence the Exchange Offer promptly following the Effective Time of such Exchange Registration Statement, (ii) hold the Exchange Offer open for at least 20 Business Days in accordance with Regulation 14E promulgated by the Commission under the Exchange Act, or longer, if required by the federal securities laws and (iii) exchange Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn promptly following the expiration of the Exchange Offer. The Exchange Offer will be deemed to have been “completed” only if: (i) the debt securities and related guarantees received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America and (ii) upon the Issuer having exchanged, pursuant to the Exchange Offer, Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offer, which shall be on a date that is at least 20 Business Days following the commencement of the Exchange Offer. The Issuer agrees (x) to include in the Exchange Registration Statement a prospectus for use in any resales by any holder of Exchange Securities that is a broker-dealer and (y) to keep such Exchange Registration Statement effective for a period (the “Resale Period”) beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 90th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Registrable Securities. With respect to such Exchange Registration Statement, such holders shall have the benefit of the rights of indemnification and contribution set forth in Subsections 6(a), (f) and (g).

(b)   If (i) on or prior to the time the Exchange Offer is completed, existing law or Commission interpretations are changed such that the debt securities or the related guarantees received by holders other than Restricted Holders in the Exchange Offer for Registrable Securities are not or would not be, upon receipt, transferable by each such holder without restriction under the Securities Act, (ii) the Effective Time of the Exchange Registration Statement is not within 270 days following the Closing Date and the Exchange Offer has not been completed within 30 Business Days of such Effective Time or (iii) any holder of Registrable Securities notifies the Issuer prior to the 20th Business Day following the completion of the Exchange Offer that: (A) it is prohibited by law or Commission policy from participating in the Exchange Offer, (B) it may not resell the Exchange Securities to the public without delivering a prospectus and the prospectus supplement contained in the Exchange Registration Statement is not appropriate or available for such resales or (C) it is a broker-dealer and owns Securities acquired directly from the Issuer or an affiliate of the Issuer, then the Issuer and the Guarantors shall, in lieu of (or, in the case of clause (iii), in addition to) conducting the Exchange Offer contemplated by Section 2(a), file under the Securities Act no later than 30 days after the time such obligation to file arises (but no earlier than 270 days after the Closing Date), one or more “shelf” registration statements providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the “Shelf Registration” and such registration statement, the “Shelf Registration Statement”). The Issuer agrees to use all commercially reasonable efforts to cause the Shelf Registration Statement to become or be declared effective no later than 90 days after such Shelf Registration Statement filing obligation arises (but no earlier than 270 days after the Closing Date); provided, that if at any time the Issuer is or becomes a “well-known seasoned issuer” (as defined in Rule 405) and is eligible to file an “automatic shelf registration statement” (as defined in Rule 405), then the Issuer and the Guarantors shall file the Exchange Registration Statement in the form of an automatic shelf registration statement as provided in Rule 405. The Issuer agrees to use all commercially reasonable efforts to keep such Shelf Registration Statement continuously effective for a period ending on the earlier of the second anniversary of the Effective Time or such time as there are no longer any Registrable Securities outstanding. No holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder. The Issuer agrees, after the Effective Time of the Shelf Registration Statement and promptly upon the request of any holder of Registrable Securities that is not then an Electing Holder, to use all commercially reasonable efforts to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities, including, without limitation, any action necessary to identify such holder as a selling securityholder in the Shelf Registration Statement (whether by post-effective amendment thereto or by filing a prospectus pursuant to Rules 430B and 424(b) under the Securities Act identifying such holder), provided, however, that nothing in this clause (y) shall (A) relieve any such holder of the obligation to return a completed and signed Notice and Questionnaire to the Issuer in accordance with Section 3(d)(iii) or (B) require the Issuer or the Guarantors to file more than one post-effective amendment to the Shelf Registration Statement in any 45-day period. Notwithstanding anything to the contrary in this Section 2(b), upon notice to the Electing Holders, the Issuer may suspend the use or the effectiveness of such Shelf Registration Statement, or extend the time period in which it is required to file the Shelf Registration Statement, for up to 60 days in the aggregate in any 12-month period (a “Suspension Period”) if the Board of Directors of the Issuer determines that there is a valid business purpose for suspension of the Shelf Registration Statement; provided that the Issuer shall promptly notify the Electing Holders when the Shelf Registration Statement may once again be used or is effective.

(c)   For the sole benefit of Goldman, Sachs & Co. or any of its affiliates (as defined under the rules and regulations of the Commission), so long as (x) any of the Registrable Securities are outstanding and (y) it would be necessary under applicable laws, rules and regulations, in the reasonable opinion of Goldman, Sachs & Co., for Goldman, Sachs & Co. or any of its affiliates to deliver a prospectus in connection with market-making activities with respect to the Registrable Securities or Exchange Securities and Goldman, Sachs & Co. or such affiliate proposes to make a market in the Registrable Securities or Exchange Securities as part of its business in the ordinary course (the “Market-Making Conditions”), the following provisions shall apply for the sole benefit of Goldman, Sachs & Co. (it being understood that only a person for whom the Market-Making Conditions apply at the applicable time shall be entitled to the use of the Market Making Shelf Registration Statement and related provisions of this Agreement at any time), the Issuer shall use all commercially reasonable efforts to file under the Securities Act, a “shelf” registration statement (which may be the Exchange Registration Statement or the Shelf Registration Statement if permitted by the rules and regulations of the Commission) pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the Commission providing for the registration of, and the sale on a continuous or delayed basis in secondary transactions by Goldman, Sachs & Co. of, Securities (in the event of a Shelf Registration) or Exchange Securities (in the event of an Exchange Offer) (such filing, the “Market Making Shelf Registration”, and such registration statement, the “Market Making Shelf

Registration Statement”). The Issuer agrees to use all commercially reasonable efforts to cause the Market Making Shelf Registration Statement to become or be declared effective on or prior to (i) the date the Exchange Offer is completed pursuant to Section 2(a) above or (ii) the date the Shelf Registration becomes or is declared effective pursuant to Section 2(b) above, and to keep such Market Making Shelf Registration Statement continuously effective for so long as Goldman, Sachs & Co. may be required to deliver a prospectus in connection with transactions in the Securities or the Exchange Securities, as the case may be. In the event that Goldman, Sachs & Co. holds Securities at the time an Exchange Offer is to be conducted under Section 2(a) above, the Issuer agrees that the Market Making Shelf Registration shall provide for the resale by Goldman, Sachs & Co. of such Securities and shall use its commercially reasonable efforts to keep the Market Making Shelf Registration Statement continuously effective until such time as Goldman, Sachs & Co. determines in its reasonable judgment that it is no longer required to deliver a prospectus in connection with the sale of such Securities.

Notwithstanding anything to the contrary in this Section 2(c), upon at least 10 Business Days prior written notice to Goldman, Sachs & Co., the Issuer may elect to cause the Market Making Registration Statement to provide for the registration of, and the sale on a continuous or delayed basis in secondary transactions by any Affiliate Investor of Securities (in the event of a shelf registration) or Exchange Securities (in the event of an Exchange Offer) regardless of whether such Affiliate Investor otherwise would qualify as an Electing Holder eligible to participate in a Shelf Registration Statement in accordance with Section 2(b) hereof; provided however, if Goldman, Sachs & Co. requests in writing at any time that the Issuer exclude any or all Affiliate Investors from the Market Making Registration Statement, then the Issuer shall either omit such Affiliate Investors from inclusion in the Market Making Registration Statement or promptly amend the Market Making Registration Statement to exclude them from the Market Making Registration Statement. The inclusion of any Affiliate Investor in the Market Making Registration Statement shall not affect the rights of Goldman, Sachs & Co. to make any determinations otherwise provided exclusively to Goldman, Sachs & Co. in this Agreement.

Notwithstanding the foregoing, the Issuer may suspend the offering and sale under the Market Making Shelf Registration Statement for a Suspension Period if the Board of Directors of the Issuer determines that such registration would require (i) disclosure of an event at such time as could reasonably be expected to have a material adverse effect on the business operations or prospects of the Issuer (ii) disclosure of material information relating to a corporate development or (iii) such Market-Making Registration Statement or amendment or supplement thereto contains an untrue statement of material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;; provided that the Issuer shall promptly notify Goldman, Sachs & Co. when the Market Making Shelf Registration Statement may once again be used or is effective.

(d)   In the event that (i) the Issuer and the Guarantors have not filed the Exchange Registration Statement or the Shelf Registration Statement on or before the date on which such registration statement is required to be filed pursuant to Section 2(a) or Section 2(b), respectively, or (ii) such Exchange Registration Statement or Shelf Registration Statement has not become effective or been declared effective by the Commission on or before the date on which such registration statement is required to become or be declared effective pursuant to Section 2(a) or Section 2(b), respectively, or (iii) the Exchange Offer has not been completed within 60 Business Days after the Effective Time of the Exchange

Registration Statement relating to the Exchange Offer (if the Exchange Offer is then required to be made) or (iv) any Exchange Registration Statement or Shelf Registration Statement required by Section 2(a) or Section 2(b) is filed and declared effective but shall thereafter either be withdrawn by the Issuer or shall become subject to an effective stop order issued pursuant to Section 8(d) of the Securities Act suspending the effectiveness of such registration statement (except as specifically permitted herein) without being succeeded immediately by an additional registration statement filed and declared effective (each such event referred to in clauses (i) through (iv), a “Registration Default” and each period during which a Registration Default has occurred and is continuing, a “Registration Default Period”), then, as liquidated damages for such Registration Default, subject to the provisions of Section 9(b), special interest (“Special Interest”), in addition to the Base Interest, shall accrue at a per annum rate of 0.25% for the first 90 days of the Registration Default Period, at a per annum rate of 0.50% for the second 90 days of the Registration Default Period, at a per annum rate of 0.75% for the third 90 days of the Registration Default Period and at a per annum rate of 1.0% thereafter for the remaining portion of the Registration Default Period. Special Interest shall accrue and be payable only with respect to a single Registration Default at any given time, notwithstanding the fact that multiple Registration Defaults may exist at such time. The accrual of Special Interest shall be the exclusive monetary remedy available to the holders of Registrable Securities for any Registration Default.

(e)   The Issuer shall take, and shall cause the Guarantors to take, all actions necessary or advisable to be taken by them to ensure that the transactions contemplated herein are effected as so contemplated, including all actions necessary or desirable to register the Guarantees under the registration statement contemplated in Section 2(a) or Section 2(b), as applicable.

(f)   Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

3.  Registration Procedures.

If the Issuer and the Guarantors file a registration statement pursuant to Section 2(a), Section 2(b) or Section 2(c), the following provisions shall apply:

(a)  At or before the Effective Time of the Exchange Registration, the Shelf Registration or Market Making Registration whichever may be first, the Issuer shall qualify the Indentures under the Trust Indenture Act.

(b)  In the event that such qualification would require the appointment of new trustees under the Indentures, the Issuer shall appoint new trustees thereunder pursuant to the applicable provisions of the Indentures.

(c)  In connection with the Issuer’s and the Guarantors’ obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the “Exchange Registration”), if applicable, the Issuer and the Guarantors shall:

(i)  prepare and file with the Commission an Exchange Registration Statement on any form which may be utilized by the Issuer and the Guarantors and which shall permit the Exchange Offer and resales of Exchange Securities by broker-dealers during the Resale Period to be effected as contemplated by Section 2(a), and use all commercially reasonable efforts to cause such Exchange Registration Statement to become effective no later than 270 days after the Closing Date;

(ii)  promptly prepare and file with the Commission such amendments and supplements to such Exchange Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration Statement for the periods and purposes contemplated in Section 2(a) and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Registration Statement, and promptly provide each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

(iii)  promptly notify each broker-dealer that has requested or received copies of the prospectus included in such Exchange Registration Statement, and confirm such advice in writing, (A) when such Exchange Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such Exchange Registration Statement or prospectus or for additional information relating to such Exchange Registration Statement or prospectus, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Issuer contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (F) the occurrence of any event that causes the Issuer to become an “ineligible issuer” as defined in Rule 405, or (G) if at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(iv)  in the event that the Issuer and the Guarantors would be required, pursuant to Section 3(c)(iii)(G), to notify any broker-dealers holding Exchange Securities (except as otherwise permitted during any Suspension Period), promptly prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(v)  use all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Registration Statement or any post-effective amendment thereto at the earliest practicable date;

(vi)  use all commercially reasonable efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offer, to the extent required by such laws, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period, (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions and (D) obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Exchange Registration, the Exchange Offer and the offering and sale of Exchange Securities by broker-dealers during the Resale Period; provided, however, that neither the Issuer nor the Guarantors shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi), (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or other governing documents or any agreement between it and its stockholders;

(vii)  provide a CUSIP number for all Exchange Securities, not later than the applicable Effective Time; and

(viii)  comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders no later than eighteen months after the Effective Time of such Exchange Registration Statement, an earnings statement of the Issuer and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Issuer, Rule 158 thereunder); provided, however, that this requirement shall be deemed satisfied by the Issuer’s compliance with Section 4.03 of the Indentures.

(d)  In connection with the Issuer’s and the Guarantors’ obligations with respect to any Secondary Offer Shelf Registration, if applicable,  the Issuer and the Guarantors shall use all commercially reasonable efforts to cause the applicable Secondary Offer Registration Statement to permit the disposition of Registrable Securities by the holders thereof, in the case of the Shelf Registration, and of Securities or Exchange Securities by Goldman, Sachs & Co. and any Affiliate Investor, in the case of a Market Making Shelf Registration (in each case, subject to any applicable Suspension Period), in accordance with the intended method or methods of disposition thereof provided for in the applicable Secondary Offer Registration Statement. In connection therewith, the Issuer shall:

(i)  (A) prepare and file with the Commission, within the time periods specified in Section 2(b) and Section 2(c) hereof, as applicable, a Secondary Offer

Registration Statement on any form which may be utilized by the Issuer and the Guarantors, which shall (x) register all of the Registrable Securities, in the case of a Shelf Registration, and the Securities and Exchange Securities, in the case of a Market Making Shelf Registration, for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by the holders of the Registrable Securities as, from time to time, may be Electing Holders, in the case of a Shelf Registration, or Goldman, Sachs & Co. and any Affiliate Investor, in the case of a Market Making Shelf Registration and (y) be, in the case of a Market Making Shelf Registration, in the form approved by Goldman, Sachs & Co., and (B) use all commercially reasonable efforts to cause each such Secondary Offer Registration Statement to become effective within the time periods specified in Section 2(b) and Section 2(c) hereof, as applicable;

(ii)  mail the Notice and Questionnaire to the holders of Registrable Securities (A) not less than 30 days prior to the anticipated Effective Time of the Shelf Registration Statement or (B) in the case of an “automatic shelf registration statement” (as defined in Rule 405), mail the Notice and Questionnaire to the holders of Registrable Securities not later than the Effective Time of such Shelf Registration Statement, and in any such case no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Securities at any time, unless and until such holder has returned a completed and signed Notice and Questionnaire to the Issuer; in the case of any Affiliate Investor that desires to participate in any Market Making Shelf Registration, such Affiliate Investor shall have returned a completed and signed Questionnaire to the Issuer prior the time that the Issuer notifies Goldman, Sachs & Co. of its intention to include such Affiliate Investor in the Market Making Shelf Registration, and the responses by the Affiliate Investor in such Questionnaire shall be reasonably satisfactory to each of the Issuer and Goldman, Sachs & Co.; provided, however, holders of Registrable Securities (in the case of a Shelf Registration Statement) or any Affiliate Investor (in the case of a Market Making Shelf Registration) shall have at least 28 calendar days from the date on which the Notice and Questionnaire is first mailed to such holder or provided to such Affiliate Investor to return a completed and signed Notice and Questionnaire to the Issuer;

(iii)  after the Effective Time of the Shelf Registration Statement, upon the request of any holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such holder; provided that the Issuer shall not be required to (A) take any action to name such holder as a selling securityholder in the Shelf Registration Statement or to enable such holder to use the prospectus forming a part thereof for resales of Registrable Securities until such holder has returned a completed and signed Notice and Questionnaire to the Issuer and (B) nothing in this clause (iii) shall require the Issuer or the Guarantors to file more than one post-effective amendment to the Shelf Registration Statement in any 45-day period;

(iv)  as soon as practicable (A) prepare and file with the Commission such amendments and supplements to the Secondary Offer Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Secondary Offer Registration Statement for the period specified in Section 2(b) and Section 2(c) hereof, as applicable, and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Secondary Offer Registration Statement and, in the case of an amendment to or supplement of the Market Making Shelf Registration Statement, each in a form approved by Goldman, Sachs & Co. and (B) furnish to the Electing Holders, in the case of a Shelf Registration, and Goldman, Sachs & Co. and any Affiliate Investor, in the case of a Market Making Shelf Registration, copies of any such supplement or amendment simultaneously with or prior to its being used or filed with the Commission to the extent such documents are not publicly available on the Commission’s EDGAR System;

(v)  comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities, Securities or Exchange Securities, as applicable, covered by such Secondary Offer Registration Statement in accordance with the intended methods of disposition provided for therein by the Electing Holders, in the case of a Shelf Registration, or Goldman, Sachs & Co. and any Affiliate Investor, in the case of a Market Making Shelf Registration;

(vi)  provide (A) with respect to a Shelf Registration, the Electing Holders and not more than one counsel for all the Electing Holders; and (B) with respect to a Market Making Shelf Registration, Goldman, Sachs & Co. and its counsel and any Affiliate Investor, the opportunity to participate in the preparation of such Secondary Offer Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

(vii)  for a reasonable period prior to the filing of such Secondary Offer Registration Statement, and throughout the period specified in Section 2(b) or Section 2(c) hereof, as applicable, make available at reasonable times at the Issuer’s principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(vi) who shall certify to the Issuer that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration, or the Securities or Exchange Securities pursuant to the Market Making Shelf Registration, as applicable, such financial and other information and books and records of the Issuer, and cause the officers, employees, counsel and independent certified public accountants of the Issuer to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege, in such counsel’s reasonable belief), in the judgment of the respective counsel referred to in Section 3(d)(vi), to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering on behalf of the Electing Holders shall be conducted by one counsel designated by the holders of at least a majority in aggregate principal amount of the Registrable Securities held by the Electing Holders at the time outstanding and provided further that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Issuer as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Secondary Offer Registration Statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Issuer prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Secondary Offer Registration

Statement or the prospectus included therein or in an amendment to such Secondary Offer Registration Statement or an amendment or supplement to such prospectus in order that such Secondary Offer Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(viii)  promptly notify each of the Electing Holders, Goldman, Sachs & Co. or each of the Affiliate Investors, as applicable, and confirm such advice in writing, (A) when such Secondary Offer Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Secondary Offer Registration Statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the blue sky or securities commissioner or regulator of any state with respect thereto which are relevant to the Electing Holders, Goldman, Sachs & Co. or an Affiliate Investor, as applicable, or any request by the Commission for amendments or supplements to such Secondary Offer Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Secondary Offer Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Issuer set forth in Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Registrable Securities or the Securities or Exchange Securities, as applicable, for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (F) the occurrence of any event that causes the Issuer to become an “ineligible issuer” as defined in Rule 405, or (G) if at any time when a prospectus is required to be delivered under the Securities Act, that such Secondary Offer Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(ix)  use all commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of such Secondary Offer Registration Statement or any post-effective amendment thereto at the earliest practicable date;

(x)  if requested by any Electing Holder, Goldman, Sachs & Co. or any Affiliate Investor, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such Electing Holder, Goldman, Sachs & Co. or such Affiliate Investor specifies should be included therein relating to the terms of the sale of such Registrable Securities or the Securities or Exchange Securities, as applicable, including information with respect to the principal amount of Registrable Securities or the Securities or Exchange Securities, as applicable, being sold by such Electing Holder, Goldman, Sachs & Co. or any Affiliate Investor, the name and description of such Electing Holder, Goldman, Sachs & Co. or any Affiliate Investor, the offering price of such Registrable Securities, Securities or Exchange Securities, as applicable, and any discount, commission or other compensation payable in respect thereof and with respect to any other terms of the offering of the Registrable Securities, Securities or Exchange Securities, as applicable, to be sold by such Electing Holder, Goldman, Sachs & Co. or any Affiliate Investor; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(xi)  furnish upon request to Goldman, Sachs & Co., or each Electing Holder and the respective counsel referred to in Section 3(d)(vi) an executed copy (or, in the case of an Electing Holder or Affiliate Investor, a conformed copy) of such Secondary Offer Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder of Registrable Securities, upon request) and documents incorporated by reference therein) and such number of copies of such Secondary Offer Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by Goldman, Sachs & Co., such Electing Holder or Affiliate Investor) and of the prospectus included in such Secondary Offer Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act to the extent such documents are not available through the Commission’s EDGAR System, and such other documents, as Goldman, Sachs & Co., such Electing Holder or Affiliate Investor may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such Electing Holder, the Securities or Exchange Securities owned by Goldman, Sachs & Co. or such Affiliate Investor, and the Registrable Securities, Securities or Exchange Securities, as applicable, and to permit such Electing Holder and Affiliate Investor to satisfy the prospectus delivery requirements of the Securities Act; and subject to Section 3(e), the Issuer hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by Goldman, Sachs & Co., each such Electing Holder and Affiliate Investor (in each case subject to any applicable Suspension Period), in each case in the form most recently provided to such person by the Issuer, in connection with the offering and sale of the Registrable Securities, Securities or Exchange Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

(xii)  use all commercially reasonable efforts, if necessary, to (A) register or qualify the Registrable Securities, Securities or Exchange Securities, as applicable, to be included in such Secondary Offer Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder, Goldman, Sachs & Co. or Affiliate Investor shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) or the period the Market Making Shelf Registration is required to remain effective under Section 2(c), as applicable, and for so long as may be necessary to enable Goldman, Sachs & Co., any such Electing Holder or Affiliate Investor to complete its distribution of Registrable Securities, Securities or Exchange Securities, as applicable, pursuant to such Secondary Offer Registration Statement, (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder, Affiliate Investor and Goldman, Sachs & Co., as applicable, to consummate the disposition in such jurisdictions of such Registrable Securities, Securities or Exchange Securities, as applicable, and (D) obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect such Secondary Offer Registration Statement or the offering or sale in connection therewith or to enable the selling holder or holders to offer, or to consummate the disposition of, their Registrable Securities, Securities or Exchange Securities, as applicable; provided, however, that neither the Issuer nor the Guarantors shall be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(xii), (2) consent to general service of process in any such jurisdiction or become subject to taxation in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or other governing documents or any agreement between it and its stockholders;

(xiii)  unless any Registrable Securities shall be in book-entry only form, cooperate with the Electing Holders or Goldman, Sachs & Co. to facilitate the timely preparation and delivery of certificates representing Registrable Securities, Securities or Exchange Securities, as applicable, to be sold, which certificates, if so required by any securities exchange upon which any Registrable Securities, Securities or Exchange Securities, as applicable, are listed, shall be printed, penned, lithographed, engraved or otherwise produced by any combination of such methods, on steel engraved borders, and which certificates shall not bear any restrictive legends;

(xiv)  provide a CUSIP number for all Registrable Securities, Securities or Exchange Securities, as applicable, not later than the applicable Effective Time;

(xv)  notify in writing each holder of Registrable Securities and Goldman, Sachs & Co. of any proposal by the Issuer to amend or waive any provision of this Agreement pursuant to Section 9(h) and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

(xvi)  comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders no later than eighteen months after the Effective Time of such Secondary Offer Registration Statement an earnings statement of the Issuer and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Issuer, Rule 158 thereunder); provided, however, that this requirement shall be deemed satisfied by the Issuer’s compliance with Section 4.03 of the Indentures; and

(xvii)  for so long as Goldman, Sachs & Co. may be required to deliver a prospectus in connection with the offer and sale of Securities or Exchange Securities in secondary transactions, to furnish to Goldman, Sachs & Co. copies of all reports or other communications (financial or other) furnished to stockholders of the Issuer, and deliver to Goldman, Sachs & Co. (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or interdealer automated quotation system on which the Securities or Exchange Securities or any other securities of the Issuer are listed or quoted and (ii) such additional information concerning the business and financial condition of the Issuer and its subsidiaries as Goldman, Sachs & Co. may from time to time reasonably request.

(e)  In the event that the Issuer would be required, pursuant to Section 3(d)(viii)(G), to notify the Electing Holders, Goldman, Sachs & Co. or Affiliate Investors, the Issuer shall promptly prepare and furnish to each of the Electing Holders, Goldman, Sachs & Co. and Affiliate Investors a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, Securities or Exchange Securities, as applicable, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Electing Holder, Goldman, Sachs & Co. and Affiliate Investor agrees that upon receipt of any notice from the Issuer pursuant to Section 3(d)(viii)(G), such Electing Holder, Goldman, Sachs & Co. and Affiliate Investor shall forthwith discontinue the disposition of Registrable Securities, Securities or Exchange Securities, as applicable, pursuant to the Secondary Offer Registration Statement applicable to such Registrable Securities, Securities or Exchange Securities, as applicable, until such Electing Holder, Goldman, Sachs & Co. or Affiliate Investor shall have received copies of such amended or supplemented prospectus, and if so directed by the Issuer, such Electing Holder, Goldman, Sachs & Co. or Affiliate Investor shall deliver to the Issuer (at the Issuer’s expense) all copies, other than permanent file copies, then in such Electing Holder’s, Goldman, Sachs & Co.’s or Affiliate Investor’s possession of the prospectus covering such Registrable Securities, Securities or Exchange Securities, as applicable, at the time of receipt of such notice.

(f)  In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice and Questionnaire as to which any Shelf Registration pursuant to Section 2(b) is being effected or to be provided by Goldman, Sachs & Co. and each Affiliate Investor in connection with the Market Making Shelf Registration pursuant to Section 2(c), the Issuer may require such Electing Holder, Goldman, Sachs & Co. or an Affiliate Investor, as applicable, to furnish to the Issuer such additional information regarding such Electing Holder, Goldman, Sachs & Co. or Affiliate Investor, and such Electing Holder’s, Goldman, Sachs & Co.’s or Affiliate Investor’s, intended method of distribution of Registrable Securities, Securities or Exchange Securities, as applicable, as may be required in order to comply with the Securities Act. Each such Electing Holder, Goldman, Sachs & Co. and Affiliate Investor agrees to notify the Issuer as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder, Goldman, Sachs & Co. or Affiliate Investor, to the Issuer or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration or Market Making Shelf Registration, as applicable, contains or would contain an untrue statement of a material fact regarding such Electing Holder, Goldman, Sachs & Co. or Affiliate Investor, or such Electing Holder’s, Goldman, Sachs & Co.’s or Affiliate Investor’s intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Electing Holder Goldman, Sachs & Co. or an Affiliate Investor, or such Electing Holder’s intended method of disposition of such Registrable Securities, Securities or Exchange Securities, as applicable, required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Issuer any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder, Goldman, Sachs & Co. or Affiliate Investor, or the disposition of such Registrable Securities, Securities or Exchange Securities, as applicable, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(g)  Until the expiration of two years after the Closing Date, the Issuer will not, and will not permit any of its “affiliates” (as defined in Rule 144) to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement, or a valid exemption from the registration requirements, under the Securities Act.

(h)  As a condition to its participation in the Exchange Offer, each holder of Registrable Securities shall furnish, upon the request of the Issuer, a written representation to the Issuer (which may be contained in the letter of transmittal or “agent’s message” transmitted via The Depository Trust Company’s Automated Tender Offer Procedures, in either case contemplated by the Exchange Registration Statement) to the effect that (A) it is not an “affiliate” of the Issuer, as defined in Rule 405 of the Securities Act, or if it is such an “affiliate”, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (B) it is not engaged in and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Securities to be issued in the Exchange Offer, (C) it is acquiring the Exchange Securities in its ordinary course of business, (D) if it is a broker-dealer that holds Securities that were acquired for its own account as a result of market-making activities or other trading activities (other than Securities acquired directly from the Issuer or any of its affiliates), it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Securities received by it in the Exchange Offer, (E) if it is a broker-dealer, that it did not purchase the Securities to be exchanged in the Exchange Offer from the Issuer or any of its affiliates, and (F) it is not acting on behalf of any person who could not truthfully and completely make the representations contained in the foregoing subclauses (A) through (E).

(i)  Notwithstanding anything to the contrary contained herein, the Issuer may for valid business reasons, including without limitation, a potential acquisition, divestiture of assets or other material corporate transaction, issue a notice that a Market Making Registration statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Registrable Securities or Exchange Securities, as applicable, and may issue any notice suspending use of such Market-Making Registration Statement required under applicable securities laws to be issued for so long as valid business reasons exist and the Issuer shall not be obligated to amend or supplement such Market-Making Registration Statement or the prospectus included therein until it reasonably deems appropriate. Goldman, Sachs & Co. agrees that upon receipt of any notice from the Issuer pursuant to this Section 3(i), it will discontinue use of each Market Making Registration Statement until receipt of copies of the supplemented or amended prospectus relating thereto until advised in writing by the Issuer that the use of a Market-Making Registration Statement may be resumed.

4.  Registration Expenses.

The Issuer agrees to bear and to pay or cause to be paid promptly all expenses incident to the Issuer’s performance of or compliance with this Agreement, including (a) all Commission and any NASD registration, filing and review fees and expenses including reasonable fees and disbursements of counsel for the Eligible Holders, Goldman, Sachs & Co. and Affiliate Investors in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Registrable Securities, Securities or Exchange Securities, as applicable, for offering and sale under the State securities and blue sky laws referred to in Section 3(d)(xii) and determination of their eligibility for investment under the laws of such jurisdictions as the Electing Holders, Goldman, Sachs & Co. or Affiliate Investors may designate, including any reasonable fees and disbursements of counsel for the Electing Holders, Goldman, Sachs & Co. or Affiliate Investors in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Registrable Securities, Securities or Exchange Securities, as applicable, for delivery and the expenses of printing or producing any selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Registrable Securities, Securities or Exchange Securities, as applicable, to be disposed of (including certificates representing the Registrable Securities, Securities or Exchange Securities, as applicable), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Registrable Securities, Securities or Exchange Securities, as applicable, and the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee under the Indentures, any agent of the Trustee and any counsel for the Trustee and of any custodian, (f) the Issuer’s internal expenses (including all salaries and expenses of the Issuer’s officers and employees performing legal or accounting duties), (g) reasonable fees, disbursements and expenses of counsel and independent certified public accountants of the Issuer, (h) reasonable fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Issuer), one counsel for Goldman, Sachs & Co. retained in connection with a Market Making Shelf Registration, as selected by Goldman, Sachs & Co., and one counsel for the Affiliate Investors retained in connection with a Shelf Registration, as selected by the Affiliate Investors of at least a majority in aggregate principal amount of the Registrable Securities held by such Affiliate Investors, (i) any fees charged by securities rating services for rating the Registrable Securities, Securities or Exchange Securities, as applicable, and (j) fees, expenses and disbursements of any other persons, including special experts, retained by the Issuer in connection with such registration (collectively, the “Registration Expenses”). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities, Goldman, Sachs & Co. or Affiliate Investors, the Issuer shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered, or Goldman, Sachs & Co. or any Affiliate Investor, as applicable, shall pay all agency fees and commissions and underwriting discounts and commissions, if any, and transfer taxes, if any, attributable to the sale of such Registrable Securities, Securities or Exchange Securities, as applicable, and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

5.  Representations and Warranties.

Each of the Issuer and the Guarantors, jointly and severally, represent and warrant to, and agree with, each Purchaser and each of the holders from time to time of Registrable Securities that:

(a)  Each registration statement covering Registrable Securities, Securities or Exchange Securities, as applicable, and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d) and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than (A) from (i) such time as a notice has been given to holders of Registrable Securities or Goldman, Sachs & Co. or Affiliate Investors, as applicable, pursuant to Section 3(c)(iii)(G) or Section 3(d)(viii)(G) until (ii) such time as the Issuer furnishes an amended or supplemented prospectus pursuant to Section 3(c)(iv) or Section 3(e) or (B) during any applicable Suspension Period, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(c) or Section 3(d), as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and the Trust Indenture Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer by a holder of Registrable Securities, Goldman, Sachs & Co. or an Affiliate Investor, as applicable, expressly for use therein, which information, with respect to information provided by Goldman, Sachs & Co. for inclusion in the prospectus forming a part of the Market Making Registration Statement the parties hereto agree will be limited to the statements concerning the market-making activities of Goldman, Sachs & Co. to be set forth on the cover page and in the “Plan of Distribution” section of the prospectus forming a part of the Market Making Shelf Registration Statement and in the analogous section of the Canadian wrapper, if any, of such prospectus.

(b)  Any documents incorporated by reference in any prospectus referred to in Section 5(a), when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer by a holder of Registrable Securities, Goldman, Sachs & Co. or an Affiliate Investor, as applicable, expressly for use therein, which information, with respect to information provided by Goldman, Sachs & Co. for inclusion in the prospectus forming a part of the Market Making Registration Statement the parties hereto agree will be limited to the statements concerning the market-making activities of Goldman, Sachs & Co. to be set forth on the cover page and in the “Plan of Distribution” section of the prospectus forming a part of the Market Making Shelf Registration Statement and in the analogous section of the Canadian wrapper, if any, of such prospectus.

(c)  The compliance by the Issuer with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer or any of its subsidiaries is a party or by which the Issuer or any of its subsidiaries is bound or to which any of the property or assets of the Issuer or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the certificate of incorporation, as amended, or the by-laws or other governing documents, as applicable, of the Issuer or the Guarantors or (iii)  result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer or any of its subsidiaries or any of their respective properties, except in the case of (i) and (iii) above, for such conflicts, breaches or defaults as would not reasonably be expected to result in a Material Adverse Effect (as defined in the Purchase Agreement); and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Issuer and the Guarantors of the transactions contemplated by this Agreement, except (w) the registration under the Securities Act of the Registrable Securities, Securities or Exchange Securities, as applicable, and qualification of the Indentures under the Trust Indenture Act and (x) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the offering and distribution of the Registrable Securities, Securities or Exchange Securities, as applicable, (y) such consents, approvals, authorizations, registrations or qualifications that have been obtained and are in full force and effect as of the date hereof and (z) such consents, approvals, authorizations, registrations or qualifications that the failure to have would not reasonably be expected to have a Material Adverse Effect.

(d)  This Agreement has been duly authorized, executed and delivered by the Issuer and each Guarantor.

6.  Indemnification and Contribution.

(a)  Indemnification by the Issuer and the Guarantors. The Issuer and the Guarantors, jointly and severally, will indemnify and hold harmless each of the holders of any such series of Registrable Securities included in an Exchange Registration Statement, each of the Electing Holders of Registrable Securities included in a Shelf Registration Statement, Goldman, Sachs & Co. as holder of Securities or Exchange Securities included in a Market Making Shelf Registration Statement and each of the Affiliate Investors as holders of Securities or Exchange Securities included in a Market Making Shelf Registration Statement against any losses, claims, damages or liabilities, joint or several, to which such holder, Goldman, Sachs & Co., such Electing Holder or Affiliate Investor may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Registration Statement or Secondary Offer Registration Statement, as the case may be, under which such series of Registrable Securities, Securities or Exchange Securities, as applicable, were registered under the Securities Act, or any preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) contained therein or furnished by the Issuer to any such holder, Goldman, Sachs & Co., such Electing Holder or Affiliate Investor or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse any such holder, Goldman, Sachs & Co., such Electing Holder and such Affiliate Investor for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the

Issuer nor the Guarantors shall be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433), or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Issuer by such person expressly for use therein, which information, with respect to information provided by Goldman, Sachs & Co. for inclusion in the prospectus forming a part of the Market Making Registration Statement the parties hereto agree will be limited to the statements concerning the market-making activities of Goldman, Sachs & Co. to be set forth on the cover page and in the “Plan of Distribution” section of the prospectus forming a part of the Market Making Shelf Registration Statement and in the analogous section of the Canadian wrapper, if any, of such prospectus.

(b)  Indemnification by the Holders. Each holder of Securities, severally and not jointly, will (i) indemnify and hold harmless the Issuer, the Guarantors, and all other holders of Registrable Securities, against any losses, claims, damages or liabilities to which the Issuer, the Guarantors or such other holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus (including, without limitation, any “issuer free writing prospectus” as defined in Rule 433) contained therein or furnished by the Issuer to any such Electing Holder, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by such Electing Holder expressly for use therein, and (ii) reimburse the Issuer and the Guarantors for any legal or other expenses reasonably incurred by the Issuer and the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder’s Registrable Securities pursuant to such registration.

(c)  Indemnification by Goldman, Sachs & Co. The Issuer may require, as a condition to including any Securities or Exchange Securities in the Market Making Shelf Registration Statement filed pursuant to Section 2(c) hereof and to entering into any underwriting agreement with respect thereto, that the Issuer shall have received an undertaking reasonably satisfactory to it from each underwriter named in any such underwriting agreement, severally and not jointly, to, and Goldman, Sachs & Co. shall, and hereby agrees to, (i) indemnify and hold harmless the Issuer and the Guarantors against any losses, claims, damages or liabilities to which the Issuer or the Guarantors may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Market Making Shelf Registration Statement, or any preliminary, final or summary prospectus contained therein or furnished by the Issuer to Goldman, Sachs & Co. or to any such underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by Goldman, Sachs & Co. or such underwriter expressly for use therein, which information, with respect to information provided by Goldman, Sachs & Co. for inclusion in the prospectus forming a part of the Market Making Registration Statement the parties hereto agree will be limited to the statements concerning the market-making activities of Goldman, Sachs & Co. to be set forth on the cover page and in the “Plan of Distribution” section of the prospectus forming a part of the Market Making Shelf Registration Statement and in the analogous section of the Canadian wrapper, if any, of such prospectus and (ii) reimburse the Issuer for any legal or other expenses reasonably incurred by the Issuer in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that, in the case of Securities held by Goldman, Sachs & Co. at the time of the Exchange Offer, Goldman, Sachs & Co. shall not be required to undertake liability to any person under this Section 6(c) for any amounts in excess of the dollar amount of the proceeds to be received by Goldman, Sachs & Co. from the sale of such Securities by Goldman, Sachs & Co. pursuant to the Market Making Shelf Registration.

(d)  Indemnification by Affiliate Investors in Connection with the Market Making Shelf Registration. The Issuer may require, as a condition to including any Securities or Exchange Securities in the Market Making Shelf Registration Statement filed pursuant to Section 2(c) hereof and to entering into any underwriting agreement with respect thereto, that the Issuer shall have received an undertaking reasonably satisfactory to it from each underwriter named in any such underwriting agreement, severally and not jointly, to, and each Affiliate Investor shall, and hereby agrees to, (i) indemnify and hold harmless the Issuer and the Guarantors against any losses, claims, damages or liabilities to which the Issuer or the Guarantors may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Market Making Shelf Registration Statement, or any preliminary, final or summary prospectus contained therein or furnished by the Issuer to such Affiliate Investor or to any such underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by such Affiliate Investor or such underwriter expressly for use therein, and (ii) reimburse the Issuer for any legal or other expenses reasonably incurred by the Issuer in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that, in the case of Securities held by Goldman, Sachs & Co. at the time of the Exchange Offer, Goldman, Sachs & Co. shall not be required to undertake liability to any person under this Section 6(d) for any amounts in excess of the dollar amount of the proceeds to be received by Goldman, Sachs & Co. from the sale of such Securities by Goldman, Sachs & Co. pursuant to the Market Making Shelf Registration.

(e)  Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a), (b), (c) or (d) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this

Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 6(a), 6(b), 6(c) or 6(d). In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party.

(f)  Contribution. If for any reason the indemnification provisions contemplated by Section 6(a), 6(b), 6(c) or 6(d) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(f) were determined by pro rata allocation (even if the holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(f), none of any holder, Affiliate Investor or, in the case of a Market Making Shelf Registration relating to the sale by Goldman, Sachs & Co. of Securities held by it at the time of the Exchange Offer, Goldman, Sachs & Co. shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities or Goldman, Sachs & Co. or any Affiliate Investor from the sale of any such Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder or Goldman, Sachs & Co. or such Affiliate Investor, as applicable, have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders’, Goldman, Sachs & Co.’s and any Affiliate Investor’s obligations in this Section 6(f) to contribute shall be several in proportion to the principal amount of Registrable Securities registered by them and not joint.

(g)  The obligations of the Issuer and the Guarantors under this Section 6 shall be in addition to any liability which the Issuer or the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of Goldman, Sachs & Co., each holder, Affiliate Investor, and each person, if any, who controls Goldman, Sachs & Co., any holder, Affiliate Investor within the meaning of the Securities Act; and the obligations of Goldman, Sachs & Co., the holders, the Affiliate Investors contemplated by this Section 6 shall be in addition to any liability which Goldman, Sachs & Co., the respective holder or Affiliate Investor may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Issuer or any of the Guarantors (including any person who, with his consent, is named in any registration statement as about to become a director of the Issuer or any of the Guarantors) and to each person, if any, who controls the Issuer within the meaning of the Securities Act.

7.  Underwritten Offerings.

Each holder of Registrable Securities hereby agrees with the Issuer and each other such holder that no holder of Registrable Securities may participate in any underwritten offering hereunder unless (a) the Issuer gives its prior written consent to such underwritten offering, (b) the managing underwriter or underwriters thereof shall be designated by Electing Holders holding at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Issuer, (c) each holder of Registrable Securities participating in such underwritten offering agrees to sell such holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled selecting the managing underwriter or underwriters hereunder and (d) each holder of Registrable Securities participating in such underwritten offering completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

8.  Rule 144.

The Issuer covenants to the holders of Registrable Securities, Goldman, Sachs & Co. and the Affiliate Investors that to the extent it shall be required to do so under the Exchange Act, the Issuer shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as any holder of Registrable Securities, Goldman, Sachs & Co. or any Affiliate Investor may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities or Goldman, Sachs & Co. and the Affiliate Investors to sell Securities or Exchange Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any holder of Registrable Securities, Goldman,

Sachs & Co. or any Affiliate Investor in connection with that holder’s, Goldman, Sachs & Co.’s or that Affiliate Investor’s sale pursuant to Rule 144, the Issuer shall deliver to such holder, Goldman, Sachs & Co. or Affiliate Investor a written statement as to whether it has complied with such requirements.

9.  Miscellaneous.

(a)  No Inconsistent Agreements. The Issuer represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities, Securities or Exchange Securities, as applicable, or any other securities which would be inconsistent with the terms contained in this Agreement.

(b)  Specific Performance. Subject to the provisions set forth in Section 3(d) hereof, the parties hereto acknowledge that there would be no adequate remedy at law if the Issuer fails to perform any of its obligations hereunder and that the Purchasers and the holders from time to time of the Registrable Securities may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such holders, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the Issuer under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction. Time shall be of the essence in this Agreement.

(c)  Notices.All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally, by facsimile or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Issuer, to it at 100 Mission Ridge, Goodlettsville, Tennessee 37072, Attention Secretary and if to a holder, to the address of such holder set forth in the security register or other records of the Issuer, or to such other address as the Issuer or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

(d)  Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Registrable Securities and the respective successors and assigns of the parties hereto and such holders. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by all of the applicable terms and provisions of this Agreement. If the Issuer shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the applicable terms hereof.

(e)  Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of Goldman, Sachs & Co., any Affiliate Investor or any holder of Registrable Securities, any director, officer or partner of Goldman, Sachs & Co., such Affiliate Investor or such holder, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Purchase Agreement and the transfer and registration of Registrable Securities by such holder or of Securities or Exchange Securities by Goldman, Sachs & Co. or any Affiliate Investor and the consummation of an Exchange Offer.

(f)  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(g)  Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

(h)  Entire Agreement; Amendments. This Agreement and the other writings referred to herein (including the Indentures and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Issuer and the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding and Goldman, Sachs & Co.; provided, however, that any such amendment or waiver affecting solely provisions of this Agreement relating to the Market Making Registration may be effected by a written instrument duly executed solely by the Issuer and Goldman, Sachs & Co. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(h), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

(i)  Inspection. For so long as this Agreement shall be in effect, this Agreement and a complete list of the names and addresses of all the holders of Registrable Securities and the address of Goldman, Sachs & Co. and each Affiliate Investor shall be made available for inspection and copying on any Business Day by Goldman, Sachs & Co., any Affiliate Investor or any holder of Registrable Securities for proper purposes only (which shall include any purpose related to the rights of the holders of Registrable Securities under the Securities, the Indentures and this Agreement) at the offices of the Issuer at the address thereof set forth in Section 9(c) and at the office of the Trustee under the Indentures.

(j)  Counterparts. This Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

(k)  Severability. If any provision of this Agreement, or the application thereof in any circumstance, is held to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions contained in this Agreement shall not be affected or impaired thereby.

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers, the Guarantors and the Issuer. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Issuer for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                Very truly yours,

                BUCK ACQUISITION CORP.

                By: /s/ Raj Agrawal
                      Name: Raj Agrawal
                                  Title: Vice President

                DOLLAR GENERAL CORPORATION

                                        By: /s/ David M. Tehle
                                  Name: David M. Tehle
                                  Title: Executive Vice-President and Chief Financial Officer

                DG RETAIL, LLC
                DOLGENCORP, INC.
                DOLGENCORP OF NEW YORK, INC.
                DOLGENCORP OF TEXAS, INC.
                DG TRANSPORTATION, INC.
                DG LOGISTICS LLC
                DGC PROPERTIES LLC
                SOUTH BOSTON HOLDINGS, INC.
                SUN-DOLLAR, L.P.
                SOUTH BOSTON FF&E, LLC
                DG PROMOTIONS, INC. [f/k/a Nations Title Company, Inc.]
                DOLLAR GENERAL INVESTMENT, INC.
                DOLLAR GENERAL MERCHANDISING, INC.
                DOLLAR GENERAL PARTNERS
                DGC PROPERTIES OF KENTUCKY, LLC

                By: /s/ David M. Tehle
                                 Name: David M. Tehle
                                 Title: Authorized Signatory

Accepted as of the date hereof:

Goldman, Sachs & Co.

By:     /s/ Goldman, Sachs & Co.
         (Goldman, Sachs & Co.)

Citigroup Global Markets Inc.

By:     /s/ Timothy P. Dilworth
Name: Timothy P. Dilworth
Title: Director

Lehman Brothers Inc.

By:     /s/ William J. Hughes
Name: William J. Hughes
            Title: Managing Director

Wachovia Capital Markets, LLC

By:     /s/ Kurt Brechnitz
Name: Kurt Brechnitz
            Title: Managing Director

Exhibit A

Dollar General Corporation

INSTRUCTION TO DTC PARTICIPANTS

(Date of Mailing)

URGENT - IMMEDIATE ATTENTION REQUESTED

DEADLINE FOR RESPONSE: [DATE]

The Depository Trust Company (“DTC”) has identified you as a DTC Participant through which beneficial interests in Dollar General Corporation’s (the “Company”) 10.625% Senior Notes due 2015 and 11.875% / 12.625 Senior Subordinated Toggle Notes due 2017 (collectively, the “Securities”) are held.

The Company is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [Deadline For Response]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact 100 Mission Ridge, Goodlettsville, Tennessee 37072, 615-855-4000.

* Not less than 28 calendar days from date of mailing.

Dollar General Corporation

Notice of Registration Statement
and
Selling Securityholder Questionnaire

(Date)

Reference is hereby made to the Exchange and Registration Rights Agreement (the “Exchange and Registration Rights Agreement”) among Buck Acquisition Corp., Dollar General Corporation (the “Company”), the Guarantors name therein and the Purchasers named therein. Pursuant to the Exchange and Registration Rights Agreement, the Company has filed or will file with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form [__] (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Company’s 10.625% Senior Notes due 2015 and 11.875% / 12.625 Senior Subordinated Toggle Notes due 2017 (collectively, the “Securities”). A copy of the Exchange and Registration Rights Agreement has been filed as an exhibit to the Shelf Registration Statement and can be obtained from the Commission’s website at www.sec.gov. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Exchange and Registration Rights Agreement.

Each beneficial owner of Registrable Securities (as defined below) is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to the Company’s counsel at the address set forth herein for receipt ON OR BEFORE [Deadline for Response]. Beneficial owners of Registrable Securities who do not properly complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

The term “Registrable Securities” is defined in the Exchange and Registration Rights Agreement.

ELECTION

The undersigned holder (the “Selling Securityholder”) of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Exchange and Registration Rights Agreement, including, without limitation, Section 6 of the Exchange and Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.(11)

Pursuant to the Exchange and Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company, its officers who sign any Shelf Registration Statement, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act of 1934, as amended (the “Exchange Act”), against certain loses arising out of an untrue statement, or the alleged untrue statement, of a material fact in the Shelf Registration Statement or the related prospectus or the omission, or alleged omission, to state a material fact required to be stated in such Shelf Registration Statement or the related prospectus, but only to the extent such untrue statement or omission, or alleged untrue statement or omission, was made in reliance on and in conformity with the information provided in this Notice and Questionnaire.

Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and Trustee the Notice of Transfer set forth in Appendix A to the Prospectus and as Exhibit B to the Exchange and Registration Rights Agreement.

The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

(1) (a)  Full legal name of Selling Securityholder:

(b)  Full legal name of registered Holder (if not the same as in (a) above) of Registrable Securities listed in Item (3) below:

(c)  Full legal name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:

(2) Address for notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:
E-mail for Contact Person:

(3) Beneficial Ownership of Securities:

Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

(a)     Principal amount of Registrable Securities beneficially owned:
          CUSIP No(s). of such Registrable Securities:

(b)     Principal amount of Securities other than Registrable Securities beneficially owned:

          CUSIP No(s). of such other Securities:

(c)     Principal amount of Registrable Securities that the undersigned wishes to be included in the Shelf Registration Statement:
         CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:

(4) Beneficial Ownership of Other Securities of the Company:

Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Company, other than the Securities listed above in Item (3).

State any exceptions here:

(5) Individuals who exercise dispositive powers with respect to the Securities:

       If the Selling Securityholder is not an entity that is required to file reports with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (a “Reporting Company”), then the Selling Securityholder must disclose the name of the natural person(s) who exercise sole or shared dispositive powers with respect to the Securities. Selling Securityholders should disclose the beneficial holders, not nominee holders or other such others of record. In addition, the Commission has provided guidance that Rule 13d-3 of the Securities Exchange Act of 1934 should be used by analogy when determining the person or persons sharing voting and/or dispositive powers with respect to the Securities.

(a) Is the holder a Reporting Company?

Yes                   No

If “No”, please answer Item (5)(b).

(b)	List below the individual or individuals who exercise dispositive powers with respect to the Securities:

Please note that the names of the persons listed in (b) above will be included in the Shelf Registration Statement and related Prospectus.

(6) Relationships with the Company:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(7) Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

Note: In no event may such method(s) of distribution take the form of an underwritten offering of Registrable Securities without the prior written agreement of the Company.

(8) Broker-Dealers:

The Commission requires that all Selling Securityholders that are registered broker-dealers or affiliates of registered broker-dealers be so identified in the Shelf Registration Statement. In addition, the Commission requires that all Selling Securityholders that are registered broker-dealers be named as underwriters in the Shelf Registration Statement and related Prospectus, even if they did not receive the Registrable Securities as compensation for underwriting activities.

(a) State whether the undersigned Selling Securityholder is a registered broker-dealer:

Yes                   No

(b) If the answer to (a) is “Yes”, you must answer (i) and (ii) below, and (iii) below if applicable. Your answers to (i) and (ii) below, and (iii) below if applicable, will be included in the Shelf Registration Statement and related Prospectus.

(i)	Were the Securities acquired as compensation for underwriting activities?

Yes              No

If you answered “Yes”, please provide a brief description of the transaction(s) in which the Securities were acquired as compensation:

(ii)	Were the Securities acquired for investment purposes?

Yes              No

(iii)	If you answered “No” to both (i) and (ii), please explain the Selling Securityholder’s reason for acquiring the Securities:

(c) State whether the undersigned Selling Securityholder is an affiliate of a registered broker-dealer and, if so, list the name(s) of the broker-dealer affiliate(s):

      Yes              No

(d) If you answered “Yes” to question (c) above:

(i)	Did the undersigned Selling Securityholder purchase Registrable Securities in the ordinary course of business?

      Yes              No

If the answer is “No” to question (d)(i), provide a brief explanation of the circumstances in which the Selling Securityholder acquired the Registrable Securities:

(ii)
At the time of the purchase of the Registrable Securities, did the undersigned Selling Securityholder have any agreements, understandings or arrangements, directly or indirectly, with any person to dispose of or distribute the Registrable Securities?

      Yes              No

If the answer is “Yes” to question (d)(ii), provide a brief explanation of such agreements, understandings or arrangements:

If the answer is “No” to Item (8)(d)(i) or “Yes” to Item (8)(d)(ii), you will be named as an underwriter in the Shelf Registration Statement and the related Prospectus.

(9) Hedging and short sales:

(a)   State whether the undersigned Selling Securityholder has or will enter into “hedging transactions” with respect to the Registrable Securities:

 Yes              No

If “Yes”, provide below a complete description of the hedging transactions into which the undersigned Selling Securityholder has entered or will enter and the purpose of such hedging transactions, including the extent to which such hedging transactions remain in place:

(b) Set forth below is Interpretation A.65 of the Commission’s July 1997 Manual of Publicly Available Interpretations regarding short selling:

“An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Notice and Questionnaire, the undersigned Selling Securityholder will be deemed to be aware of the foregoing interpretation.

*     *     *     *     *

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act, particularly Regulation M (or any successor rule or regulation).

The Selling Securityholder hereby acknowledges its obligations under the Exchange and Registration Rights Agreement to indemnify and hold harmless the Company and certain other persons as set forth in the Exchange and Registration Rights Agreement.

In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Exchange and Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (9) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

In accordance with the Selling Securityholder’s obligation under Section 3(d) of the Exchange and Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect and to provide such additional information that the Company may reasonably request regarding such Selling Securityholder and the intended method of distribution of Registrable Securities in order to comply with the Securities Act. Except as otherwise provided in the Exchange and Registration Rights Agreement, all notices hereunder and pursuant to the

Exchange and Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

(i) To the Company:

_________________________

_________________________

_________________________

_________________________

_________________________

(ii) With a copy to:

_________________________

_________________________

_________________________

_________________________

_________________________

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company’s counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above. This Notice and Questionnaire shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

                  Selling Securityholder
               (Print/type full legal name of beneficial owner of Registrable Securities)

                By:
                Name:
                Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY’S COUNSEL AT:

_________________________

_________________________

_________________________

_________________________

_________________________

Exhibit B

NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

Wells Fargo Bank, N.A.
Dollar General Corporation
c/o Wells Fargo Bank, N.A.
Corporate Trust Services
707 Wilshire Blvd, 17th Floor
Los Angeles, CA 90017

Attention: Trust Officer

Re:    Dollar General Corporation (the “Company”)
                           10.625% Senior Notes due 2015
    11.875% / 12.625% Senior Subordinated Notes due 2017

Dear Sirs:

Please be advised that            has transferred $    aggregate principal amount of the above-referenced Notes pursuant to an effective Registration Statement on Form [     ] (File No. 333-   ) filed by the Company.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Notes is named as a “Selling Holder” in the Prospectus dated [date] or in supplements thereto, and that the aggregate principal amount of the Notes transferred are the Notes listed in such Prospectus opposite such owner’s name.

Dated:

                Very truly yours,

              (Name)

                By:
              (Authorized Signature)

B-1